Exhibit 10.2

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "First Amendment to Third Amended and Restated Credit Agreement," or this "Amendment") is entered into effective as of November 30, 2011, among VANGUARD NATURAL GAS, LLC, a Kentucky limited liability company ("Borrower"), and CITIBANK, N.A., as Administrative Agent and L/C Issuer (the "Administrative Agent"), and the financial institutions executing this Amendment as Lenders.

R E C I T A L S

A.           Borrower, the financial institutions signing as Lenders and Administrative Agent are parties to a Credit Agreement dated as of September 30, 2011 (the "Original Credit Agreement").

B.           The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms.  All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.  In addition, (i) all references in the Loan Documents to the "Agreement" shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by this Amendment, the Modification Papers, as the same shall hereafter be amended from time to time.  In addition, the following terms have the meanings set forth below:

"Effective Date" means November 30, 2011.

"Modification Papers" means this Amendment, and each of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

2. Conditions Precedent.  The obligations, agreements and waivers of Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

A. First Amendment to Third Amended and Restated Credit Agreement.  This Amendment to Credit Agreement shall be in full force and effect.

B. Fees and Expenses.  Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

C. Representations and Warranties.  All representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct with the same force and effect as though such representations and warranties have been made on and as of the Effective Date.

3. Amendments to Original Credit Agreement.  On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a) The definitions of  “Term Loan Credit Agreement,” and Term Loan Credit Facility,” “Term Loan Documents” set forth in Section 1.02 of the Original Credit Agreement shall be amended to read in their entirety as follows:

"'Paribas Term Loan Credit Agreement' means the Paribas Term Loan Agreement among the Borrower, BNP Paribas and the Lenders which are parties thereto dated as of November 16, 2010, which creates the Term Loan Credit Facility.

'Paribas Term Loan Credit Facility' means a loan to the Borrower in accordance with the Paribas Term Loan Documents.

'Paribas Term Loan Documents' means the "Loan Documents" as defined in the Paribas Term Loan Credit Agreement.”

(b) The following definitions shall be added to Section 1.02 of the Original Credit Agreement in appropriate alphabetical order:

"'Citi Term Loan Administrative Agent' means Citibank, N.A., in its capacity as the Administrative Agent under the Citi Term Loan Credit Agreement.

'Citi Term Loan Credit Agreement' means the Term Loan Agreement among the Borrower, Citibank, N.A., and the Lenders which are parties thereto dated as of November 30, 2011, and all modifications and amendments thereof, which creates the Citi Term Loan Credit Facility.

'Citi Term Loan Credit Facility' means a loan to the Borrower in accordance with the Citi Term Loan Documents.

'Citi Term Loan Documents' means the 'Loan Documents' as defined in the Citi Term Loan Credit Agreement.

'Citi Term Loan Effective Date' means the 'Effective Date' as defined in the Citi Term Loan Credit Agreement.

'Existing Encore Swap Agreements' means all Swap Agreements in force and effect on the Effective Date between any ENP Entity and a counterparty which is one of the following Lenders or an Affiliate of one of the following Lenders:  The Bank of Nova Scotia, Wells Fargo Bank, N.A., Natixis, BNP Paribas, Credit Agricole Corporate & Investment Bank, Bank of America, N.A., and The Royal Bank of Canada.

'Intercreditor Agreement' means that certain First Lien/Second Lien Intercreditor Agreement among Citibank, N.A., as Administrative Agent under this Agreement,  Citibank, N.A,  in its capacity as the Citi Term Loan Administrative Agent, Citibank, N.A., as Collateral Agent, and the Borrower and the Guarantors dated as of November 30, 2011."

(c) The definitions of “ Secured Swap Agreement,” “Senior Notes,” and “Swap Lender”  set forth in Section 1.02 of the Original Credit Agreement shall be amended to read in their entirety as follows:

“'Secured Swap Agreement' means any Swap Agreement entered into by the Borrower or any of the Subsidiaries or any of the Guarantors and any Swap Lenders, and each Existing Encore Swap Agreement.

’Senior Notes’ means any unsecured Debt of any Loan Party and any other entity whose financial statements are consolidated with those of the Parent, and any guarantees thereof which has terms (including amortization, covenants and events of default), not more restrictive on the Loan Parties than those contained in the Loan Documents

'Swap Lender' means (a) any Person that is a counterparty to a Swap Agreement with the Borrower or any Subsidiary or any Guarantor that is a Lender or an Affiliate of a Lender, or was a Lender or an Affiliate of a Lender, at the time such Swap Agreement was entered into, and (b) any Lender or Affiliate of any Lender that is a counterparty to an Existing Encore Swap Agreement; provided that, so long as any Lender is a Defaulting Lender, such Lender will not be a Swap Lender with respect to any Swap Agreement entered into while such Lender was a Defaulting Lender.".

(d) The definition of “VNR Finance” set forth in Section 1.02 of the Original Credit Agreement is hereby deleted from the Original Credit Agreement.

(e) Section 6.01(b)(viii) of the Original Credit Agreement shall be amended to read in its entirety as follows:

"(viii)                      there exists no default or breach under the Paribas Term Loan Credit Agreement or any of the other Paribas Term Loan Documents;"

(f) Section 6.02(g) of the Original Credit Agreement shall be amended to read in its entirety as follows:

"(g)           The Administrative Agent shall have received in form and substance satisfactory to it evidence satisfactory to the Administrative Agent that (A) all outstanding Debt under the Paribas Term Loan Credit Agreement and the Paribas Term Loan Documents has been repaid in full and such Paribas Term Loan Credit Facility has been terminated and extinguished (or is being repaid in full and terminated and extinguished concurrently on the Effective Date) and (B) all Liens on all Properties of all of the Loan Parties securing amounts owing under the Paribas Term Loan Credit Facility are released on the Effective Date pursuant to releases satisfactory to the Administrative Agent."

(g) Clause (e) of the first sentence of Section 7.21 of the Original Credit Agreement shall be amended to read in its entirety as follows:

"(e)           to refinance Debt of the Borrower under the Paribas Term Loan Credit Facility,"

(h) Section 6.02 of the Original Credit Agreement shall be amended by adding a new subparagraph (t) which reads in its entirety as follows:

"(t)           The Citi Term Loan Effective Date shall have occurred."

(i) Sections 8.14(a) and 8.14(c) shall be amended by adding the following sentence at the end of each such Section:

"Second Liens permitted by Section 9.03(f) may also be granted against the Oil and Gas Properties mortgaged to the Administrative Agent pursuant to this Section. "

(j) Section 9.01(b) of the Original Credit Agreement shall be amended to read in its entirety as follows:

"(b)           Consolidated Current Ratio.  The Borrower will not permit, at any time, the ratio of (i) consolidated current assets (including the Available Funds, but excluding non-cash assets under ASC 815) to (ii) consolidated current liabilities (excluding non-cash obligations under ASC 815 and current maturities under this Agreement and current maturities under the Citi Term Loan Credit Agreement) to be less than 1.0 to 1.0.  This ratio shall be computed for the Parent, the Borrower and the Subsidiaries on a consolidated basis."

(k) Section 9.02 (i) of the Original Credit Agreement shall be amended to read in its entirety as follows:

“(i)           so long there exists no Default before and after giving effect to any such incurrence, Senior Notes so long as in each case, (i) the maturity date of such Senior Notes is not less than one year after the Maturity Date, (ii) the indentures or other agreements under which any Senior Notes are issued and all other instruments, agreements and other documents evidencing or governing such Senior Notes or providing for any guarantee or other right in respect thereof have terms that are not more restrictive on the Parent, the Borrower or any of the Subsidiaries than the terms of this Agreement and the other Loan Documents, and (iii) the Senior Notes are unsecured.”

(l) Section 9.02 of the Original Credit Agreement shall be amended by adding a new subparagraph (j) thereto which reads in its entirety as follows:

"(j)             Debt arising under the Citi Term Loan Credit Agreement which may not exceed $100,000,000 in principal amount."

(m) Section 9.03 of the Original Credit Agreement shall be amended by adding a new subparagraph (f) thereto which reads in its entirety as follows:

"(f)           Subject to the terms of the Intercreditor Agreement and so long as it is in force and effect, Liens securing the indebtedness created under the Citi Term Loan Credit Facility."

(n) Article VII of the Original Credit Agreement shall be amended by adding a new Section 12.22 thereto which shall read in its entirety as follows:

"Section 12.22.  Concerning the Intercreditor Agreement.  Each Lender (a) consents to the Lien priorities provided for in the Intercreditor Agreement, (b) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement, and (c) authorizes and instructs the Administrative Agent to enter into the Intercreditor Agreement as First Lien Agent and Collateral Agent, and hereby consents to Citibank, N.A., acting in its capacity as Citi Term Loan Administrative Agent under the Citi Term Loan Credit Agreement and as Second Lien Agent under the Intercreditor Agreement.  The foregoing provisions are intended as an inducement to the Lenders to extend credit and such Lenders are intended third party beneficiaries of such provisions and the provisions of the Intercreditor Agreement."

(o) Page 3 of Exhibit D attached to the Original Credit Agreement shall be replaced with page 3 of Exhibit D attached to this Amendment.

4. Temporary Waiver Regarding Title Information.  Simultaneously with the execution of this Amendment, the ENP Transaction is being consummated and the Borrowing Base is being increased from $265,000,000 to $765,000,000.  Borrower hereby reconfirms that it and its Subsidiaries have good and defensible title to the Oil and Gas Properties evaluated in the most recently delivered Reserve Report, including without limitation the ENP Properties included therein.  Pursuant to Section 8.13(a) of the Original Credit Agreement, Borrower is required to deliver to Administrative Agent title information satisfactory to Administrative Agent covering enough of the oil and gas properties evaluated by such Reserve Report so that Administrative Agent shall have received, together with information previously delivered to Administrative Agent, satisfactory title information on at least eighty percent (80%) of the Recognized Value of the Oil and Gas Properties evaluated by such Reserve Report.  As of the Effective Date, Administrative Agent has been provided with title information satisfactory to it covering forty percent (40%) of the Recognized Value of the Oil and Gas Properties evaluated by such Reserve Report.  The parties agree that on or before January 15, 2012, Borrower will provide Administrative Agent with title information satisfactory to Administrative Agent on at least eighty percent (80%) of the Recognized Value of the Oil and Gas Properties evaluated by such Reserve Report, and the failure to do so shall be governed by Section 8.13(c) of the Original Credit Agreement.

5. Flood Insurance Compliance Matters.  The parties acknowledge that the Mortgages exclude “buildings” as defined under Federal Law.  Borrower agrees to provide Administrative Agent with a list of all such buildings, together with addresses therefor sufficient to enable Administrative Agent to confirm that such buildings are not located in Special Flood Hazard Areas as defined under applicable Federal Law.  When appropriate confirmations that such buildings are not located in Special Flood Hazard Areas are received, the Mortgages will be amended to grant Liens against such buildings.  In addition, if any such building is in fact located within a Special Flood Hazard Area as defined under applicable Federal Law and if Administrative Agent determines that any such building is necessary for the operation  of the Oil and Gas Properties of Borrower or any Subsidiary, then (i) Borrower shall obtain flood insurance policies which meet the requirements of the National Flood Insurance Program under applicable Federal Law for such building, and (ii) then the Mortgages shall be amended to include such building as additional Collateral.

The parties further acknowledge that Administrative Agent has not recorded the Mortgages against the pipeline systems owned by Encore Clear Fork Pipeline, L.L.P. (the “Pipeline Mortgages”) because Administrative Agent has not been able to confirm that any buildings associated therewith are not located in Special Flood Hazard Areas.  Borrower agrees to provide Administrative Agent within 30 days the location of all buildings associated with the pipeline systems described in the Pipeline Mortgages which are sufficient to locate such buildings under Federal flood insurance maps for purposes of determining compliance with Federal flood insurance Laws.  The parties confirm that the Pipeline Mortgages will be recorded upon confirmation that any such buildings either (i) are not located in Special Flood Hazard Areas, or (ii) are insured under Federal insurance policies which meet the requirements of the National Flood Insurance Program under applicable Federal Law.

6. Certain Representations.  Borrower represents and warrants that, as of the Effective Date:  (a) Borrower has full power and authority to execute the Modification Papers and the Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof.  In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date.

7. No Further Amendments.  Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

8. Acknowledgments and Agreements.  Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.  Borrower, Administrative Agent, L/C Issuer and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect.  Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the Loan Documents, are not impaired in any respect by this Amendment.  Any breach of any representations, warranties and covenants under this Amendment shall be an Event of Default under the Original Credit Agreement.

9. Limitation on Agreements.  The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

10. Release.  To induce the Administrative Agent and the Lenders to grant the waivers in this Amendment, Borrower warrant and represent that as of the Effective Date, there are no claims or offsets or defenses or counterclaims to the obligations of Borrower under the Loan Documents, and in accordance therewith, Borrower:

(a) Waives any and all such claims, offsets, defenses or counterclaims, whether known or unknown, arising under the Loan Documents prior to the Effective Date; and

(b) Releases and discharges the Administrative Agent and the Lenders and their officers, directors, employees, agents, shareholders, affiliates and attorneys (the "Released Parties") from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or other demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which Borrower ever had, now have or claim to have or may have against any Released Parties arising prior to the Effective Date and from or in connection with the Loan Documents or the transactions contemplated thereby, except those resulting from the gross negligence or willful misconduct of the Released Parties.

11. Confirmation of Security.  Borrower hereby confirms and agrees that all of the Security Instruments which presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

12. Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

13. Incorporation of Certain Provisions by Reference.  The provisions of Section 12.09. of the Original Credit Agreement captioned "GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL" are incorporated herein by reference for all purposes.

14. Entirety, Etc.  This Amendment and all of the other Loan Documents embody the entire agreement between the parties.  THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank.  Signature pages follow.]

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                                                                VANGUARD NATURAL GAS, LLC

By:           /s/ Richard Robert
Richard Robert
Executive Vice President
and Chief Financial Officer

ADMINISTRATIVE AGENT:                                                                CITIBANK, N.A.
as Administrative Agent

By:          /s/ Angela McCracken
Angela McCracken
Vice President

LENDERS:                                                                CITIBANK, N.A.

By:          /s/ Angela McCracken
Angela McCracken
Vice President

LENDERS:                                                                BNP PARIBAS

By:           /s/ Betsy Jocher
Name:     Betsy Jocher
Title:       Director

By:           /s/ Edward Pak
Name:     Edward Pak
Title:       Director

 LENDERS:                                                                THE BANK OF NOVA SCOTIA

By:           /s/ John Frazell
Name:     John Frazell
Title:      Director

LENDERS:                                                                COMERICA BANK

By:           /s/ Justin Crawford
Name:      Justin Crawford
Title:        Vice President

LENDERS:                                                                ROYAL BANK OF CANADA

By:           /s/ Jason York
Name:      Jason York
Title:        Authorized Signatory

LENDERS:                                                                WELLS FARGO BANK, N.A.

By:           /s/ Patrick J. Fults
Name:     Patrick J. Fults
Title:       Vice President

LENDERS:	CREDIT AGRICOLE CORPORATE & INVESTMENT BANK

By:           /s/ Tom Byargeon
Name:      Tom Byargeon
Title:        Managing Director

By:           /s/ Michael D. Willis
Name:     Michael D. Willis
Title:       Managing Director

LENDERS:                                                                BARCLAYS BANK PLC

By:        /s/ Vanessa A. Kurbatskiy
Name:  Vanessa A. Kurbatskiy
Title:    Vice President

LENDERS:                                                                BANK OF MONTREAL

By:           /s/ Kevin Utsey
Name:     Kevin Utsey
Title:       Director

LENDERS:                                                                THE ROYAL BANK OF SCOTLAND plc

By:           /s/ Sanjay Remond
Name:     Sanjay Remond
Title:       Authorized Signatory

LENDERS:                                                                UBS LOAN FINANCE LLC

By:       /s/ Iria R. Otsa
Name:  Iria R. Otsa
Title:    Associate Director
Banking Products Services, US

By:         /s/ Mary E. Evans
Name:   Mary E. Evans
Title:     Associate Director
 Banking Products Services, US

LENDERS:                                                                BANK OF SCOTLAND PLC, NEW YORK
BRANCH

By:           /s/ Julia B. Franklin
Name:     Julia B. Franklin
Title:       Vice President

LENDERS:                                                                NATIXIS

By:           /s/ Liana Tchernysheva
Name:      Liana Tchernysheva
Title:        Managing Director

By:           /s/ Donovan C. Broussard
Name:     Donovan C. Broussard
Title:       Managing Director

LENDERS:                                                                U.S. BANK NATIONAL ASSOCIATION

By:           /s/ Daria Mahoney
Name:      Daria Mahoney
Title:        Vice President

LENDERS:                                                                ASSOCIATED BANK, N.A.

By:           /s/ Timothy Brendel
Name:      Timothy Brendel
Title:        Senior Vice President

LENDERS:                                                                BANK OF AMERICA MERRILL LYNCH

By:           /s/ Stephen J. Hoffman
Name:     Stephen J. Hoffman
Title:       Managing Director

LENDERS:                                                                BRANCH BANKING AND TRUST COMPANY

By:           /s/ Jeff Forbis
Name:     Jeff Forbis
Title:       Senior Vice President

LENDERS:                                                                CAPITAL ONE, NATIONAL ASSOCIATION

By:           /s/ Scott Joyce
Name:     Scott Joyce
Title:       Senior Vice President

LENDERS:                                                                CIBC INC

By:           /s/ Trudy Nelson
Name:     Trudy Nelson
Title:      Authorized Signatory

By:           /s/ Richard Antl
Name:     Richard Antl
Title:       Authorized Signatory

LENDERS:	SUMITOMO MITSUI BANKING
CORPORATION

By:           /s/ Masakazu Hasegawa
Name:     Masakazu Hasegawa
Title:       Managing Director

PAGE 3 OF EXHIBIT D

C.Ratio (Line I.A.4 ÷ Line I.B.10)	__________ to 1.0
Maximum Permitted:	4.00 to 1.00

II.Section 9.01(b) – Current Ratio.
A.Current Assets (including Borrowing Base availability)	$______________
B.Current Liabilities (excluding non-cash Obligations under ASC 815 and current maturities of Obligations and current maturities under the Citi Term Loan Credit Agreement)	$______________
C.Ratio (Line II.A ÷ Line II.B):	_________ to 1.0
Minimum Required: 1.0 to 1.0